UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 6, 2010

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3092 Brickhouse Court, Virginia Beach, Virginia	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 8, 2010, the Registrant issued a press release entitled “Waterside Capital Announces Earnings Release.” The press release disclosed the Registrant’s twelve month fiscal year 2010 financial results. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 6, 2010, the Registrant executed a Loan Agreement with the United States Small Business Administration that is effective as of September 1, 2010 (the “Loan Agreement”). The Loan Agreement allows the Registrant through its current management team to manage and liquidate the Registrant’s portfolio so long as the Registrant remains in compliance with the terms of the agreements without triggering any of the events of default described in the Loan Agreement.

Under the terms of the Loan Agreement, the Registrant’s existing debentures were repurchased effective September 1, 2010 by the SBA and a new debt instrument was put into place. Under this new arrangement, the Registrant’s restructured debt to the SBA matures March 31, 2013 and the Registrant must make quarterly payments to the SBA with an interest rate of 6.442%, the same interest rate that had been in place under the remaining debentures that were repurchased under the terms of the Loan Agreement. The Loan Agreement provides that the SBA is granted a first priority security interest in the Registrant’s assets and contains certain covenants, including limitations on lending and investing activities other than approved follow-on investments, expense limitations, indebtedness restrictions, a prohibition on distributions, and certain reporting requirements.

The Loan Agreement reserves to the SBA the ability to revisit and change all provisions in one year as outlined in the Loan Agreement and related documents. Events of default under the Loan Agreement include covenant violations, a material adverse change in the Registrant’s financial condition, and failure to pay according to the terms of the Loan Agreement. If there is an event of default, the SBA has the ability to seek a receivership without opposition by the Registrant. In that case, the receiver would assume and control the operation of the Registrant to pursue and preserve all of its claims.

The descriptions of the material terms of the Loan Agreement contained in this report are qualified in their entirety by reference to the text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Loan Agreement, executed October 6, 2010 and effective September 1, 2010, between the United States Small Business Administration and Waterside Capital Corporation.

99.1	Press Release dated October 8, 2010 entitled “Waterside Capital Announces Earnings Release.”

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/s/ Franklin P. Earley
Chief Executive Officer

Dated: October 8, 2010

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Loan Agreement, executed October 6, 2010 and effective September 1, 2010, between the United States Small Business Administration and Waterside Capital Corporation.

99.1	Press Release dated October 8, 2010 entitled “Waterside Capital Announces Earnings Release.”

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